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                            HARTFORD HLS MUTUAL FUNDS
                        SUPPLEMENT DATED JANUARY 1, 2000
                       TO THE PROSPECTUS DATED MAY 1, 1999
                          CLASS IA AND CLASS IB SHARES
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     Effective January 1, 2000, Steven C. Angeli assumed portfolio management responsibility for the Hartford Small Company Fund. Mr. Angeli is a Vice President of Wellington Management Company, LLP. Mr. Angeli joined Wellington Management in 1994, after earning his MBA from the Darden School of Business at the University of Virginia. Prior to that, he worked at Fidelity Management and Research (1990-1992) as an associate analyst.














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